CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in, or made part of, this form 8-K.


                                     /s/ LUND KOEHLER COX & COMPANY, PLLP








Minneapolis, Minnesota
May 12, 1997